Exhibit 10.2
AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

Mortgagor:            731 RETAIL ONE LLC,
a Delaware limited liability company
c/o Alexander’s, Inc.
210 Route 4 East
Paramus, New Jersey 07652

and

731 COMMERCIAL LLC,
a Delaware limited liability company
c/o Alexander’s, Inc.
210 Route 4 East
Paramus, New Jersey 07652

Mortgagee:            JPMORGAN CHASE BANK, N.A.,
as Administrative Agent for the benefit of the Lenders
237 Park Avenue, Floor 6
New York, New York 10017
Mortgage Amount:        $300,000,000.00

Date:                September 14, 2020
Premises:            Retail Unit 1 and Retail Unit 2
The Beacon Court Condominium
731 Lexington Avenue
New York, New York 10022

Section:        3
Block:        1313
Lots:        1001 and 1209
Record and Return to:    Morrison & Foerster LLP
250 W 55th Street
New York, New York 10019
Attn: Keith Print, Esq.
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EXHIBIT A – Legal Description of the Premises
EXHIBIT B – Existing Mortgage

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AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING
This AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”), dated as of September 14, 2020 (the “Closing Date”), is made by and between 731 RETAIL ONE LLC, a Delaware limited liability company having an address c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652 and 731 COMMERCIAL LLC, a Delaware limited liability company having an address c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652, as mortgagor (jointly, severally and collectively, “Borrower”), and JPMORGAN CHASE BANK. N.A., a national banking association, having an address at 237 Park Avenue, Floor 6, New York, New York 10017, as mortgagee and as Administrative Agent (together with its successors and/or assigns, the “Administrative Agent) for the benefit of the Lenders (each a “Lender” and collectively, together with each of their successors and assigns, the “Lenders”) under that certain Loan Agreement hereinafter defined.
W I T N E S S E T H :
WHEREAS, Borrower is the actual, record and beneficial owner of the fee estate in the Premises (hereinafter defined);
WHEREAS, Borrower, Administrative Agent, the Lenders and certain Lead Arrangers party thereto are parties to that certain Loan Agreement, dated as of August 5, 2015 (the “Initial Loan Agreement”), which Loan Agreement provides, among other things, for a Loan to be made by the Lenders to Borrower in the aggregate amount of $350,000,000 evidenced by, and repayable with interest thereon in accordance with, the Notes (as hereinafter defined);
WHEREAS, the Initial Loan Agreement was amended by that certain Waiver and Amendment No. 1 to Loan Agreement, dated as of October 10, 2019 (the “Waiver and Amendment”) and that certain letter agreement dated August 19, 2020 (the “Letter Amendment”);
WHEREAS, Administrative Agent, on behalf of the Lenders, is the holder of the Existing Mortgage (hereinafter defined), which Existing Mortgage covers the Premises as a first lien;
WHEREAS, Borrower, Administrative Agent and the Lenders are entering into that certain Omnibus Amendment to Loan Documents and Reaffirmation of Borrower and Guarantor, dated as of the date hereof (the “Omnibus Amendment”; the Initial Loan Agreement, as amended by the Waiver and Amendment, the Letter Amendment and the Omnibus Amendment, and as the same may be further amended, modified and in effect from time to time, the “Loan Agreement”), pursuant to which, among other things, (i) the Maturity Date for the Loan is being extended and (ii) Borrower has agreed to make on the date hereof a prepayment of the principal amount of the Loan in an amount of $50,000,000; and
WHEREAS, in connection with the foregoing, and as a condition precedent to Administrative Agent and the Lenders entering into the Omnibus Amendment, Borrower and Administrative Agent desire to, on the terms and conditions hereinafter set forth, amend, modify and restate in its entirety the terms and provisions of the Existing Mortgage, creating a first priority lien upon the Premises in the outstanding principal sum of the Notes (after giving effect to the prepayment of principal described above) as security for the Loan.
NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
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ARTICLE I.
Section 1.1Defined Terms.
Borrower and Administrative Agent, on behalf of the Lenders, agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms.
“Additional Interest” has the meaning set forth in the Loan Agreement.
“Administrative Agent” has the meaning set forth in the Recitals hereof.
“Affiliate” has the meaning set forth in the Loan Agreement.
“Banking Services” means each and any of the following bank services provided to Borrower by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).
“Banking Services Obligations” of the Borrower means any and all obligations of the Borrower, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefore) in connection with Banking Services.
“Borrower” has the meaning set forth in the Recitals hereof.
“Borrower’s Notice Address” has the meaning set forth in the Loan Agreement.
“By-Laws” shall mean those certain “Bylaws” providing for the operation of the Condominium, as the same may be amended, supplemented, replaced or otherwise modified from time to time.
“Chattels” means all furniture, furnishings, partitions, screens, awnings, venetian blinds, window shades, draperies, carpeting, pipes, ducts, conduits, dynamos, motors, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, elevators, escalators, vacuum cleaning systems, call systems, switchboards, sprinkler systems, fire prevention and extinguishing apparatus, refrigerating, air conditioning, heating, dishwashing, plumbing, ventilating, gas, steam, electrical and lighting fittings and fixtures, licenses or permits of any kind, trademarks, copyrights, accounts receivable, rights to any trade names, operating supplies and all building materials, equipment and goods now or hereafter delivered to the Premises (hereinafter defined) and intended to be installed therein, and all other machinery, fixtures, tools, implements, apparatus, appliances, equipment, goods, facilities and other personal property of every kind and character whatsoever, together with all renewals, replacements and substitutions thereof and additions and accessions thereto in which Borrower now has, or at any time hereafter acquires, an interest and which are now or hereafter located or situated in or upon, or affixed or attached to, or used in connection with the enjoyment, occupancy and/or operation of, all or any portion of the Premises (other than any of the foregoing belonging to tenants, occupants, licensees or guests), and the proceeds of all of the foregoing items. Notwithstanding the foregoing, Chattels shall not include any property belonging to tenants under Leases, except to the extent of any right or interest of Borrower therein (it being agreed, however, that Borrower shall have the right (prior to the occurrence and continuance of an Event of Default), with respect to any tenant, to waive any common law or statutory landlord lien).
“Common Elements” shall have the meaning set forth in the Condominium Documents.
“Condemnation Proceeds” has the meaning ascribed to such term in Article II hereof.

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“Condominium” shall mean the condominium regime created pursuant to the Condominium Documents, including, without limitation, all Common Elements and Units, and commonly known as the Beacon Court Condominium located at 731 Lexington Avenue, New York, New York.
“Condominium Documents” shall mean, collectively, the Condominium Declaration and the By-Laws.
“Condominium Declaration” shall mean that certain Declaration dated as of December 4, 2003 and recorded in the New York County Office of the Register of the City of New York (the “City Register’s Office”) on February 3, 2004 under CRFN 2004000064392, as amended by that certain Amended and Restated Declaration dated as of February 8, 2005 and recorded in the City Register’s Office on March 9, 2005 under CRFN 2005000139245, as the same may hereafter from time to time be modified, amended, restated or supplemented.
“Default Rate” has the meaning defined in the Loan Agreement.
“Environmental Laws” has the meaning defined in the Loan Agreement.
“Event of Default” has the meaning defined in the Loan Agreement.
“Existing Mortgage” has the meaning ascribed to such term in Article II below.
“Governmental Authority” has the meaning set forth in the Loan Agreement.
“Improvements” means all buildings, structures and other improvements presently existing or hereafter constructed on or in the Premises.
“Indebtedness” and “Liabilities” has the meaning ascribed to such term in Article III below.
“Indemnified Taxes” has the meaning set forth in the Loan Agreement.
“Insurance Proceeds” has the meaning ascribed to such term in Article II hereof.
“Lease” has the meaning ascribed to such term in the Loan Agreement.
“Loan” means that certain loan from the Lenders to Borrower in the original principal sum of $350,000,000.00 evidenced by the Notes and the Loan Agreement, and secured by this Mortgage.
“Loan Agreement” has the meaning set forth in the Recitals hereof.
“Loan Documents” means this Mortgage, the Notes, the Loan Agreement, the Assignment of Leases and Rents and each other Loan Document under and as defined in the Loan Agreement.
“Lenders” has the meaning set forth in the Recitals hereof.
“Mortgage” has the meaning set forth in the Recitals hereof.
“Mortgage Amount” means the principal sum of $300,000,000.00.
“Mortgaged Property” has the meaning ascribed to such term in the Granting Clause (Article II) below.
“Notes” means, collectively, the Notes (as defined in the Loan Agreement) given by the Borrower to the Lenders, in accordance with the terms of the Loan Agreement, which Notes are secured by this Mortgage, and any future amendments or modifications thereof.
“Person” has the meaning ascribed to such term in the Loan Agreement.

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“Premises” means the Units, together with all Common Elements appurtenant to the Units, which Units are located at 731 Lexington Avenue, New York, New York 10022, together with the Improvements therein and hereafter constructed therein, and all of the easements, rights, privileges and appurtenances thereunto belonging or in anyway appertaining thereto including, but not limited to, all of the estate, right, title, interest, claim or demand whatsoever of Borrower therein and in and to the strips and gores, streets and ways adjacent thereto, whether in law or in equity, in possession or expectancy, now or hereafter acquired and also any other realty or personalty encompassed by the term “Mortgaged Property”, elsewhere herein defined.
“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.
“Swap Obligations” of Borrower means any and all obligations of Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.
“Taxes” has the meaning set forth in the Loan Agreement.
“Third Party Hedge Agreement” has the meaning set forth in Section 9.15 of the Loan Agreement.
“Units” means, collectively, Retail Unit 1 and Retail Unit 2 of the Condominium, as more particularly described on Exhibit “A” hereto.
Section 1.2    Other Definitional Provisions.
a.Any term used herein and not otherwise defined shall have the meaning ascribed to such term in the Loan Agreement.
b.All terms defined in this Mortgage shall have the meanings given such terms herein when used in the Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.
c.As used in the Loan Documents and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them in accordance with generally accepted accounting principals.
d.The words “hereof”, “herein”, “hereto” and “hereunder” and similar words when used in this Mortgage shall refer to this Mortgage as a whole and not to any particular provision of this Mortgage, and Section, schedule and exhibit references contained herein shall refer to Sections hereof or schedules or exhibits hereto unless otherwise expressly provided herein.
e.The word “or” shall not be exclusive; “may not” is prohibitive and not permissive; and the singular includes the plural.

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ARTICLE II
AMENDMENT AND RESTATEMENT
Administrative Agent, for the benefit of the Lenders, is the holder of the mortgage described on Exhibit B hereto (the “Existing Mortgage”).
Administrative Agent (for the benefit of the Lenders) and Borrower, the owner of the Mortgaged Property, mutually agree to amend and restate the lien of said Existing Mortgage as a first lien and to modify the terms of said Existing Mortgage in the manner now appearing.
Borrower and Administrative Agent, on behalf of the Lenders, covenant and agree that the terms and provisions of this Mortgage shall amend and restate the terms and provisions of the Existing Mortgage and, as such, the terms and conditions contained in the Existing Mortgage shall, for all purposes, be deemed superseded by the terms of the this Mortgage.
GRANTING CLAUSE
NOW, THEREFORE, Borrower, in consideration of the premises, and in order to secure the Indebtedness, hereby gives, grants, bargains, mortgages, grants a security interest in, and pledges to Administrative Agent, for itself and for the benefit of the Lenders, all of Borrower’s estate, right, title and interest in, to and under any and all of the following described property whether now owned or hereafter acquired (all such properties being collectively referred to as the “Mortgaged Property”):
A.All Borrower’s right, title and interest in and to the Premises and all right, title and interest of Borrower in and to the Improvements on the Premises or to be constructed thereon and all fixtures and building materials of every kind and nature now or hereafter situated in, on or about, or affixed or attached to the Improvements or the Premises or any building, structure or other improvement now or hereafter standing, constructed or placed upon or within the Premises, and all and singular the tenements, hereditaments, easements, rights-of-way or use and other rights, privileges and appurtenances to the Premises, now or hereafter belonging or in anywise appertaining thereto, including, without limitation, any such right, title, interest, claim and demand in, to and under any agreement granting, conveying or creating, for the benefit of the Premises, any easement, right or license in any way affecting other property and in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Premises, or any parcel thereof, and all claims or demands either in law or in equity, in possession or expectancy, of, in and to the Premises.
B.All proceeds of insurance payable by reason of any damage, destruction, loss or other casualty of all or any portion of the Premises or the Improvements and all other proceeds of and any unearned premiums on any insurance proceeds covering the Premises, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises or any part thereof in accordance with the terms of the Loan Agreement (the “Insurance Proceeds”).
C.All right, title and interest of Borrower in and to all payments, awards, settlements and claims and all proceeds thereof proceeds thereof made or hereafter to be made for the taking by eminent domain or condemnation of the whole or any part of the above described premises, or any estate or easement therein, including any awards for change of grade of streets (collectively, “Condemnation Proceeds”), all of which awards are hereby assigned to Administrative Agent, for itself and for the benefit of the Lenders, which is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor and Administrative Agent shall have the right and option, in accordance with the terms of the Loan Agreement, to apply such excess towards the payment of any sum owing on account of this Mortgage, the Notes, the Loan Agreement, and the indebtedness secured thereby, notwithstanding the fact that such sum may not then be due and payable.
D.The Chattels and the products and proceeds thereof.

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E.All present and future Leases, subleases and licenses and any guarantees thereof, rents, issues and profits and additional rents now or at any time hereafter covering or affecting all or any portion of the Premises and all proceeds of, and all privileges and appurtenances belonging or in any way appertaining to, the Premises, or any part thereof, and all other property subjected or required to be subjected to the lien and/or security interest of the Mortgage, including, without limitation, all of the income, revenues, earnings, rents, maintenance payments, tolls, issues, awards (including, without limitation, condemnation awards and insurance proceeds), products and profits thereof, which income, revenues, earnings, rents, maintenance payments, tolls, issues, awards, products and profits are hereby expressly assigned with the right to take and collect the same upon the terms hereinafter set forth; and all the estate, right, title, interest and claim whatsoever, at law and in equity, which Borrower now has or may hereafter acquire in and to the aforementioned property and every part thereof, provided that so long as no Default (as hereinafter defined) shall have occurred and be continuing, all such income, revenues, earnings, rents, maintenance payments, tolls, issues, awards, products and profits shall remain with and under the control of Borrower except as otherwise expressly provided herein or in any other written agreement between Borrower and Administrative Agent.
F.All contracts of sale now or hereafter entered into in connection with the Premises or any part thereof and all right, title and interest of Borrower thereunder, including, without limitation, cash or securities deposited thereunder to secure performance of buyers of their obligations thereunder and also including the right upon the happening of an event of default thereunder to enforce the obligations of such buyers and to receive and collect the amounts deposited thereunder and any and all further amounts which may be due under such contracts of sale or due upon the consummation of such contracts of sale.
G.All right, title and interest of Borrower in and to any Swap Contract and in and to all agreements, or contracts, now or hereafter entered into for the sale, leasing, brokerage, development, construction, management, maintenance and/or operation of the Premises (or any part thereof), including all moneys due and to become due thereunder, and all permits, licenses, bonds, insurance policies, plans and specifications relative to the construction and/or operation of the Improvements upon the Premises.
H.All Borrower’s rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, including, without limitation, all of Borrower’s rights to remain in possession of the Premises.
I.All trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Premises or any part thereof; all general intangibles related to the operation of the Premises now existing or hereafter arising, in each case, to the extent assignable.
J.All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Premises as a result of tax certiorari or any applications or proceedings for assessment and/or tax reduction relating to the Premises.
K.All of Borrower’s claims and rights to the payment of damages arising from any rejection of a Lease under or pursuant to the Bankruptcy Code, 11 U.S.C. §101 et seq.
L.Any other property and rights which are, by the provisions of any other Loan Document, required to be subject to the lien hereof, and any additional property and rights that may from time to time hereafter by installation in the Mortgaged Property, or by writing of any kind, or otherwise, be subjected to the lien hereof by Borrower or by anyone on its behalf.
M.All deposits in, and proceeds of, all operating accounts of Borrower maintained at Administrative Agent and the Lenders and all other accounts pledged to Administrative Agent, for itself and for the benefit of the Lenders, herein or in any other Loan Document.
N.All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, Insurance Proceeds and Condemnation Proceeds, all right, title and interest of Borrower in and to all unearned premiums accrued, accruing and to accrue under any or all insurance policies obtained by Borrower.

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O.Any distributions made or owed to the owners of units of the Condominium and in common profits of the Condominium, including but not limited to, profits or proceeds in connection with the sale or leasing of units owned by the Condominium, if any.
TO HAVE AND TO HOLD the Mortgaged Property, whether now or hereafter existing, together with all the rights, privileges and appurtenances thereunto belonging or in anywise appertaining, unto Administrative Agent, for itself and for the benefit of the Lenders, and each of their successors and assigns, upon the terms, provisions and conditions herein set forth, forever, and Borrower does hereby bind itself and its successors, legal representatives, and assigns to warrant and forever defend all and singular the Mortgaged Property unto Administrative Agent, for itself and for the benefit of the Lenders, and each of their successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.
ARTICLE III.

SECURED INDEBTEDNESS
This Mortgage, and all rights, titles, interests, liens, security interests, powers, privileges and remedies created hereby or arising hereunder or by virtue hereof, are given to secure the payment and performance of all indebtednesses, obligations and liabilities of Borrower arising under the Notes, this Mortgage, the Loan Agreement and any renewals, extensions, amendments or modifications thereof, or any other Loan Document, or any Hedge Agreement between Borrower and a Lender or an Affiliate thereof which is permitted to be secured by this Mortgage pursuant to the terms of the Loan Agreement (including, without limitation, all Additional Interest, all Banking Services Obligations, Swap Obligations (other than Third Party Hedge Agreements) and all other Obligations as each term is defined in the Loan Agreement), all other swap obligations and break funding payments payable pursuant to the Loan Agreement and any and all fees, costs or expenses incurred by Administrative Agent and the Lenders in connection with the Loan and/or the Premises (including, but not limited to, all cost and expenses required to be paid by Borrower to Administrative Agent pursuant to the terms of this Mortgage, the Notes and the Loan Agreement in respect of any taxes, recording expenses and attorneys’ fees in connection with the closing of the Loan and the consummation thereof, insurance premiums, letter of credit fees and reimbursements and related fees, and, after any Default, the administration and collection thereof (including, without limitation, attorney’s fees and expenses), all costs incurred of whatever nature by Administrative Agent and the Lenders in the exercise of any rights hereunder or any other Loan Document and all other amounts payable by Borrower under the Notes, the Loan Agreement and this Mortgage (all of the foregoing indebtedness, obligations and liabilities being referred to herein as either the “Liabilities” or “Indebtedness”).
Notwithstanding anything contained herein to the contrary, the maximum amount of principal Indebtedness secured by this Mortgage at the time of execution hereof or which under any contingency may become secured by this Mortgage at any time hereafter is $300,000,000 plus (a) Taxes; (b) insurance premiums; and (c) expenses incurred in upholding the lien of this Mortgage, including, but not limited to, (i) the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage; (ii) any amount, cost or charges to which the Administrative Agent or the Lenders becomes subrogated upon payment, whether under recognized principles of law or equity or under express statutory authority and (iii) interest at the Default Rate (or regular interest rate) as may be imposed pursuant to the terms of the Loan Agreement, and Additional Interest.
ARTICLE IV.

PARTICULAR WARRANTIES, REPRESENTATIONS
AND COVENANTS OF BORROWER
Section 4.1     Warranties, Representations and Covenants.
Borrower hereby warrants, represents and covenants that, as of the date hereof:

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a.Borrower is the actual, record and beneficial owner and holder of a good and marketable title to an indefeasible fee estate in the Mortgaged Property, subject to no lien, charge or encumbrance, except for Permitted Encumbrances. In addition to said fee estate, Borrower is the owner of all of the Mortgaged Property; Borrower owns the Chattels free and clear of liens and claims, except for Permitted Encumbrances. This Mortgage is and will remain a valid and enforceable first priority lien on the Mortgaged Property, except for Permitted Encumbrances.
b.Borrower has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. Borrower will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof, against the claims of all persons and parties whomsoever.
c.The Mortgage Amount is the principal indebtedness owed hereunder by Borrower to Administrative Agent and the Lenders without offset, counterclaim or defense by Borrower in any event whatsoever.
d.The execution and delivery of this Mortgage by the Borrower does not constitute a “fraudulent conveyance” within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute.
e.No provision of any applicable state, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Authority prevents the execution, delivery or performance of, or affects the validity of, this Mortgage.
f.This Mortgage constitutes the valid and legally binding obligation of Borrower enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors’ rights.
g.No notice to, or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Mortgage.
h.No provision of any existing mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Borrower or affecting the Mortgaged Property conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of, this Mortgage.
Section 4.2    Further Assurances.
a.Borrower will, at its sole expense, do, execute, acknowledge and deliver every further act, deed, conveyance, mortgage, assignment, notice of assignment, transfer or assurance as Administrative Agent shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Administrative Agent and the Lenders the property and rights hereby conveyed, mortgaged or assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey, mortgage or assign to Administrative Agent, for itself and for the benefit of the Lenders, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, and for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes Administrative Agent to execute in the name of Borrower to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, and renewals thereof, to evidence more effectively the lien hereof upon the Chattels, provided, in each case, that the foregoing shall not result in any increase in Borrower’s liabilities or obligations, or any decrease in Borrower’s rights, under this Mortgage and the other Loan Documents.
b.Borrower will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such acts, information reports, returns and withholding of monies as shall be necessary or appropriate to comply, or to cause compliance, in all material respects, with all applicable information reporting and backup withholding requirements of the Internal Revenue Code of 1986, as amended (including all regulations promulgated

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thereunder) in respect of the Premises and all transactions related to the Premises, and will at all times provide Administrative Agent with reasonably satisfactory evidence of such compliance and notify Administrative Agent of the information reported in connection with such compliance.
Section 4.3    Filings, Recordings, Payments etc.
a.Borrower forthwith upon Administrative Agent’s request at any time after the execution of this Mortgage, and thereafter from time to time, will, at its expense, cause this Mortgage and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Administrative Agent and the Lenders in, the Mortgaged Property.
b.Borrower will pay all taxes, filing, registration and recording fees, and all expenses incident to the execution, acknowledgment and recording of this Mortgage, any supplemental mortgage, any other Loan Document, and any security instrument with respect to the Chattels, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Notes, the Loan Agreement, this Mortgage, any supplemental mortgage, any other Loan Document, any security instrument with respect to the Chattels or any instrument or further assurance.
Section 4.4    Payment of Sums Due.
Borrower will punctually pay the principal and interest and all other sums to become due in respect of this Mortgage, the Notes, the Loan Agreement and any other Loan Document at the time and place and in the manner specified herein or in the Notes, the Loan Agreement or any other Loan Document, as applicable, according to the true intent and meaning thereof and without offset, counterclaim or defense, and without deduction or credit for any amount payable for taxes, all in immediately available funds.
Section 4.5    After Acquired Property.
All right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by or released to Borrower or constructed, assembled or placed by Borrower on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Borrower, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Borrower and specifically described in the granting clauses hereof, but at any and all times Borrower will execute and deliver to Administrative Agent any and all such further assurances, mortgages, conveyances or assignments thereof as Administrative Agent may reasonably require for the purpose of expressing and specifically subjecting the same to the lien of this Mortgage.
Section 4.6    Taxes, Fees, Other Charges.
Borrower agrees to pay all real property taxes and assessments, all Indemnified Taxes and other Taxes in accordance with the applicable terms of the Loan Agreement.
Section 4.7    Intentionally Omitted.
Section 4.8     Insurance Provisions; Required Coverages.
Borrower, at its sole cost and expense, agrees to maintain insurance of the types and in the amounts required by Section 3.1 of the Loan Agreement.

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Section 4.9 Casualty.
All Insurance Proceeds shall be held by Administrative Agent and applied in accordance with Section 3.2 of the Loan Agreement.
Section 4.10    Condemnation.
All Condemnation Proceeds shall be held by Administrative Agent and applied in accordance with the provisions of Section 3.2 of the Loan Agreement.
Section 4.11    Administrative Agent’s Payment or Performance of Borrower’s Obligations.
Borrower agrees that if it fails to make, or cause to be made, any payment or to do, or cause to be done, any act as herein provided after notice or grace periods, if any, as provided herein, then, while an Event of Default exists, Administrative Agent may, but shall not be obligated to, make such payment or undertake such act, Administrative Agent being authorized to enter upon the Premises for such purposes, and any money so paid and any expenses incurred by Administrative Agent shall be a demand obligation of Borrower, payable within ten (10) Business Days of demand therefor by Administrative Agent, and, if not so paid by Borrower, shall bear interest at the Default Rate from the date of making such payment until paid and shall be part of the indebtedness secured by this Mortgage, and Administrative Agent after making such payment shall be subrogated to all rights of the person receiving payment. The provisions of this Section 4.11 shall not prevent any default in the observance of any covenant contained herein or in the Loan Agreement or any other Loan Document from constituting an Event of Default.
Section 4.12    Information Covenants.
Borrower shall satisfy all of the financial reporting and other information covenants set forth in Article 8 of the Loan Agreement.
Section 4.13    Waste, Maintenance, Repairs.
The Premises shall be used only for the purpose set forth in Section 7.16 of the Loan Agreement and for no other use without the prior written consent of Administrative Agent. Borrower will maintain the Premises in good repair (reasonable wear and tear excepted) and will not threaten, commit, permit or suffer any physical waste to occur on or to the Property or any part thereof or alter or demolish the Property or any part thereof in any manner (except as permitted by the Loan Agreement) or make any change in its use or any change which will materially increase any risk of fire or other hazards arising out of construction or operation of the Property.
Section 4.14    Adequate Facilities.
Borrower covenants that the Mortgaged Property is now, and until the Indebtedness is fully repaid, will be, provided with adequate gas, sanitary sewer, storm sewer, electricity, water and other facilities reasonably necessary for the use, occupancy and operation of the Premises for their intended purposes.
Section 4.15    Defense of Administrative Agent’s Interests.
If legal proceedings shall be instituted against the interest of Administrative Agent or the Lenders in the Mortgaged Property, Borrower, upon its learning thereof, will promptly give written notice thereof to Administrative Agent and Borrower will, at Borrower’s cost and expense, exert itself diligently to cure, or will cause to be cured, any defect that may be developed or claimed and will take all necessary and proper steps for the protection and defense thereof and will take, or will cause to be taken, such action as is appropriate to the defense of any such legal proceedings, including, but not limited to, the employment of counsel and the prosecution and defense of litigation.

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Section 4.16    No Impairment of Security.
In no event shall Borrower do or permit to be done, or omit to do or permit the omission of, any act or thing, the doing, or omission, of which would materially impair the security of this Mortgage.
Section 4.17    Transfer Restrictions; Due on Sale.
Except as may be expressly permitted pursuant to the terms of the Loan Agreement, Borrower will not, directly or indirectly, transfer, mortgage, convey, sell, assign, lease, pledge or encumber the Mortgaged Property, or any part thereof or any direct or indirect interest therein. If any transfer, mortgage, conveyance, sale, assignment, lease, pledge or encumbrance shall be effectuated in violation of this Section 4.17 and the same constitutes an Event of Default, then such transfer, mortgage, conveyance, sale, assignment, lease, pledge or encumbrance shall be of no force or effect and any instrument which purports to create any such transference, mortgage, conveyance, sale, assignment, lease, pledge or encumbrance shall forthwith be discharged of record and Administrative Agent is hereby granted the sole and unconditional right to so remove by all appropriate legal means any such instrument by and on behalf of Borrower and any other party thereto. In the event of that there shall occur any transfer, mortgage, conveyance, sale, assignment, lease, pledge or further encumbrance, by operation of law or otherwise, of all or any part of the Mortgaged Property or any interest therein in violation of the terms of this Section 4.17 and the same constitutes an Event of Default, then, at Administrative Agent’s option, the Loan shall become immediately due and payable without demand or notice. Without limiting the foregoing, any such purchaser, transferee, lessee, pledge, mortgagee or assignee shall be deemed to have assumed and agreed to pay the Loan and to have assumed and agreed to be bound by the terms and conditions of this Mortgage; it being expressly agreed that no such transference, mortgage, conveyance, sale, assignment, lease, pledge or encumbrance and no assumption by any such transferee, lessee, pledge, mortgagee or assignee shall operate to release, discharge, modify, change or affect the liability of Borrower either in whole or in part under this Mortgage, the Note, the Loan Agreement or any of the other Loan Documents.
Section 4.18    Administrative Agent’s Defense.
Upon the occurrence and during the continuance of an Event of Default, Administrative Agent, either for itself or on behalf of the Lenders, may appear in and defend any action or proceeding at law or in equity or in bankruptcy purporting to affect the Premises or the security hereof or the rights and powers of Administrative Agent, and any appellate proceedings, and in such event Borrower shall pay within ten (10) Business Days of Administrative Agent’s written demand, all of Administrative Agent’s and each Lenders’ costs, charges and expenses, including cost of evidence of title and reasonable attorneys’ fees incurred in such action or proceeding. All costs, charges and expenses so incurred shall accrue interest thereon at the Default Rate from the date such payment is due until paid and shall be secured by the lien of this Mortgage.
Section 4.19    Hazardous Substances.
Borrower will perform and comply promptly with, and cause the Premises to be maintained, used and operated in accordance with, Article 5 of the Loan Agreement.
Section 4.20    Zoning Changes.
Except as may be permitted pursuant to the terms of the Loan Agreement, Borrower will not consent to, join in, permit or allow any change in the zoning laws or ordinances relating to or affecting the Premises, and will promptly notify Administrative Agent of any changes to the zoning laws.
Section 4.21    Grant of Security Interest.
Borrower, as further security for the payment of the Mortgage Amount, the interest accruing thereon pursuant to the Loan Agreement (as evidenced by the Notes) and any and all indebtedness due under the Loan Documents, and in addition to all the rights and remedies otherwise available to Administrative Agent under this

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Mortgage, the Notes, the Loan Agreement and the other Loan Documents, grants to Administrative Agent, for itself and for the benefit of the Lenders, a security interest, under the UCC, in and to the Mortgaged Property, and all proceeds thereof. Following the occurrence and during the continuance of an Event of Default, Administrative Agent shall have, in addition to all the other rights and remedies allowed by Law, the rights and remedies of a secured party under the UCC as in effect at that time. Borrower further agrees that the security interest created hereby also secures all expenses of Administrative Agent and each Lender (including reasonable expenses for legal services of every kind, and cost of any insurance, and payment of taxes or other charges) incurred in or incidental to, the custody, care, sale or collection of, or realization upon, any of the property secured hereby or in any way relating to the enforcement or protection of the rights of Administrative Agent and each Lender hereunder. This instrument shall also constitute a “fixture filing” under the UCC with the “debtor” being the Borrower and the “Secured Party” being the Administrative Agent. This instrument is to be filed for record in the real estate records of the county in which the Mortgaged Property is located, so as to serve as a fixture filing pursuant to the laws of the state in which such UCC is filed.
Section 4.22    Compliance of Premises.
Borrower warrants and covenants that the Premises are and will continue to be in compliance, in all material respects, with all applicable local, municipal, county, state and federal laws and regulations and all building, housing and fire codes, rules and regulations.
ARTICLE V.

EVENTS OF DEFAULT AND REMEDIES
Section 5.1    Remedies.
Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may exercise all of the rights and remedies available to it under the Loan Agreement, the other Loan Documents or at law or equity. In addition, Administrative Agent shall have the following specific rights and remedies:
a.Acceleration. Upon the occurrence of and during the continuance of any Event of Default, (i) if such event is an Event of Default described in Section 10.8 or 10.9 of the Loan Agreement, the entire principal of the Notes and the Loan Agreement then outstanding, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall become and be immediately due and payable, and (ii) if such event is any other Event of Default, Administrative Agent, without notice or presentment, each of which is hereby waived by Borrower, may declare the entire principal of the Notes and the Loan Agreement then outstanding (if not then due and payable), all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents to be due and payable immediately, and upon any such declaration the principal of the Notes and the Loan Agreement, said accrued and unpaid interest and said other amounts shall become and be immediately due and payable, anything in the Notes and the Loan Agreement, this Mortgage or the other Loan Documents to the contrary notwithstanding;
b.Right of Entry. Upon the occurrence of and during the continuance of any Event of Default, Administrative Agent may (i) enter into and upon all or any part of the Premises, and, having and holding the same, may use, operate, manage and control the Mortgaged Property or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, (ii) may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may deem advisable in its sole judgment, (iii) and in every such case Administrative Agent shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of Borrower with respect thereto either in the name of Borrower or otherwise as Administrative Agent shall deem best, (iv) exercise any of the remedies of Administrative Agent under the Notes and the Loan Agreement, and (v) with or without entering into or upon the Premises, collect and receive all gross receipts, earnings, revenues, rents, maintenance payments, issues, profits and

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income of the Mortgaged Property and every part thereof, all of which shall for all purposes constitute property of Administrative Agent; and operating and managing the Mortgaged Property, conducting the business of Borrower and of all maintenance, repairs, renewals, replacement, alterations, additions, betterments and improvements and amounts necessary to pay taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of Administrative Agent and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Administrative Agent may apply the moneys arising as aforesaid in such manner and at such times as Administrative Agent shall determine in its discretion to the payment of the Indebtedness and the interest thereon, when and as the same shall become payable and/or to the payment of any other sums required to be paid by Borrower under the Notes, the Loan Agreement or under this Mortgage. Any and all sums expended by Administrative Agent, either for itself or for the benefit of the Lenders, in connection with any of the foregoing shall be deemed to have been paid to Borrower and secured by this Mortgage (as shall any other sums advanced by Administrative Agent for whatsoever purpose relative to the Loan or the Improvements). For the foregoing purposes, Borrower hereby constitutes and appoints Administrative Agent its true and lawful attorney-in-fact with full power of substitution to take any of the foregoing actions on Borrower’s behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked.
c.Legal Remedies. Upon the occurrence of and during the continuance of any Event of Default, Borrower covenants and agrees as follows:
i.Administrative Agent may, with or without entry, personally or by its agents or attorneys, insofar as applicable, sell the Mortgaged Property or any part thereof pursuant to the procedures provided by law, including, but not limited to, Article 14 of the New York Real Property Actions and Proceedings Law, and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or
ii.Administrative Agent may institute an action of mortgage foreclosure or institute other proceedings according to law for the foreclosure of this Mortgage, and may prosecute the same to judgment, execution and sale for the collection of the Indebtedness secured hereby, and all interest with respect thereto, together with all taxes and insurance premiums advanced by Administrative Agent and other sums payable by Borrower hereunder, and all fees, costs and expenses of such proceedings, including attorneys’ fees and expenses; or
iii.Administrative Agent may, if default be made in the payment of any part of the Indebtedness, proceed with foreclosure of the liens evidenced hereby in satisfaction of such item either through the courts or by conducting the sale as herein provided, and proceed with foreclosure of the security interest created hereby, all without declaring the whole of the Indebtedness due, and provided that if sale of the Mortgaged Property, or any portion thereof, is made because of default in payment of a part of the Indebtedness, such sale may be made subject to the unmatured part of the Indebtedness, but as to such unmatured part of the Indebtedness (and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness) this Mortgage shall remain in full force and effect just as though no sale had been made under the provisions of this Section. And it is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose to provide for a foreclosure and sale of the Mortgaged Property, or any part thereof, for any matured portion of the Indebtedness without exhausting the power to foreclose and to sell the Mortgaged Property, or any part thereof, for any other part of the Indebtedness whether matured at the time or subsequently maturing; or
iv.Administrative Agent may take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Loan Documents or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Administrative Agent shall elect; or

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v.Administrative Agent may exercise in respect of the Mortgaged Property consisting of personal property or fixtures, or both, all of the rights and remedies available to a secured party upon default under the applicable provisions of the Uniform Commercial Code in effect in the State of New York; or
vi.Administrative Agent may apply any proceeds or amounts held in escrow pursuant to the terms of this Mortgage to payment of any part of the Indebtedness in such order of priority as Administrative Agent may determine; or
vii.Any sale as aforesaid may be subject to such existing tenancies as Administrative Agent, in its sole discretion, may elect.
Section 5.2    Sale, Foreclosure etc.
a.Administrative Agent may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Administrative Agent, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.
b.Upon the completion of any sale or sales made by Administrative Agent under or by virtue of this Article V, Administrative Agent, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the properties, interests and rights sold. Administrative Agent is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all the necessary conveyances, assignments, transfers and deliveries of any part of the Mortgaged Property and rights so sold, and for that purpose Administrative Agent may execute all necessary instruments of conveyance, assignment and transfer and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Borrower, if so requested by Administrative Agent, shall ratify and confirm any such sale or sales by executing and delivering to Administrative Agent or to such purchaser or purchasers all such instruments as may be advisable, in the reasonable judgment of Administrative Agent, for the purpose and as may be designated in such request. Any such sale or sales made under or by virtue of this Article V, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever at law or in equity, of Borrower in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against all Persons claiming or who may claim the same, or any part thereof, from, through or under Borrower.
c.Upon any sale, whether under the power of sale hereby given or by virtue of judicial proceedings, it shall not be necessary for Administrative Agent, or any public officer acting under execution or order of court, to have present or constructive possession of any of the Mortgaged Property.
d.The recitals contained in any conveyance made by Administrative Agent to any purchaser at any sale made pursuant hereto or under applicable law shall be full evidence of the matters therein stated, and all prerequisites to such sale shall be presumed to have been satisfied and performed.
e.To the extent permitted by law, any such sale or sales made under or by virtue of this Mortgage, whether under the power of sale hereby granted and conferred, or under or by virtue of any judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, either by law or in equity, of Borrower in and to the properties, interests and rights so sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all Persons claiming or who may claim the same, or any part thereof, from, through or under Borrower and its successors or assigns.

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f.The receipt of Administrative Agent for the purchase money paid at any such sale, or the receipt of any other Person authorized to receive the same, shall be sufficient discharge therefor to any purchaser of the property, or any part thereof, sold as aforesaid, and no such purchaser, or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound (i) to see to the application of such purchase money or any part thereof upon or for any trust or purpose of this Mortgage, (ii) by the misapplication or nonapplication of any such purchase money, or any part thereof, or (iii) to inquire as to the authorization, necessity, expediency or regularity of any such sale.
g.In case the liens or security interests hereunder, or by the exercise of any other right or power, shall be foreclosed by Administrative Agent’s sale or by other judicial or non-judicial action, the purchaser at any such sale shall receive, as an incident to its ownership, immediate possession of the property purchased, and if Borrower or Borrower’s successors shall hold possession of said property, or any part thereof, subsequent to foreclosure, Borrower or Borrower’s successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.
h.In the event a foreclosure hereunder shall be commenced by Administrative Agent, Administrative Agent may at any time before the sale abandon the suit, and may then institute suit for the collection of the Notes and the Loan Agreement and for the foreclosure of the liens and security interest hereof. If Administrative Agent should institute a suit for the collection of the Notes and the Loan Agreement and for a foreclosure of the liens and security interest of this Mortgage, it may at any time before the entry of a final judgment in said suit dismiss the same and proceed to sell the Mortgaged Property, or any part thereof, in accordance with provisions of this Mortgage.
i.Any reasonable expenses incurred by Administrative Agent or any of the Lenders in prosecuting, resetting or settling the claim of Administrative Agent shall become an additional Liability of Borrower hereunder.
j.In the event of any sale made under or by virtue of this Article V (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Notes and the Loan Agreement, if not previously due and payable, and all other sums required to be paid by Borrower pursuant to this Mortgage, immediately thereupon shall, anything in the Notes, the Loan Agreement or in this Mortgage to the contrary notwithstanding, become due and payable.
k.The purchase money proceeds or avails of any sale made under or by virtue of this Article V, together with any other sums which then may be held by Administrative Agent under this Mortgage, whether under the provisions of this Article V or otherwise, shall be applied in accordance with the laws of the State of New York, and to the extent not inconsistent, first to the payment of the costs and expenses of such sale, including reasonable compensation to Administrative Agent and its agents and counsel and to the Lenders’ and each of their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Administrative Agent and the Lenders under this Mortgage, together with interest at the Default Rate on all advances made by Administrative Agent and the Lenders from the date such sums were advanced under this Mortgage, either by itself or on behalf of the Lenders, and all taxes or assessments, except taxes, assessments or other charges, if any, subject to which the Mortgaged Property shall have been sold; second to the payment of all amounts due and owing under the Notes, the Loan Agreement and/or hereunder for principal and interest, with interest at the Default Rate from and after the happening of any Event of Default, third to the payment of any other sums required to be paid by Borrower pursuant to any provision of this Mortgage, the Notes, the Loan Agreement or other Loan Document, all with interest at the Default Rate from the date such sums were or are required to be paid under this Mortgage, and fourth to the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.
l.Upon any sale made under or by virtue of this Article V, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and

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sale, Administrative Agent, on behalf of the Lenders, may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Borrower secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Administrative Agent, on behalf of the Lenders, is authorized to deduct under this Mortgage.
Section 5.3    Payments, Judgment etc.
1.In case a Event of Default described in this Article V shall have occurred and be continuing, then, upon written demand of Administrative Agent, Borrower will pay to Administrative Agent the whole amount which then shall have become due and payable on the Notes or the Loan Agreement, for principal and interest or both, as the case may be, which interest shall then accrue at the Default Rate on the then unpaid principal of the Notes and the Loan Agreement, and the sums required to be paid by Borrower pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to Administrative Agent, its agents and counsel and any expenses incurred by Administrative Agent and the Lenders hereunder. In the event Borrower shall fail forthwith to pay such amounts upon such demand, Lender shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Borrower and collect, out of the property of Borrower wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, monies adjudged or decreed to be payable with interest thereon at the Default Rate.
2.Administrative Agent, either for itself or on behalf of the Lenders, shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage and the right of Administrative Agent to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property or any part thereof and of the application of the proceeds of sale, as provided herein, to the payment of the indebtedness secured by this Mortgage, Administrative Agent shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Notes and the Loan Agreement, and to enforce payment of all other charges, payments and costs due under this Mortgage and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest thereon at the Default Rate. In case of proceedings against Borrower in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Administrative Agent shall be entitled to prove the whole amount of principal and interest due upon the Notes and the Loan Agreement to the full amount thereof, and all other payments, charges and costs due under this Mortgage without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property.
3.No recovery of any judgment by Administrative Agent and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Borrower shall affect, in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Administrative Agent hereunder, but such liens, rights, powers and remedies of Administrative Agent shall continue unimpaired as before.
4.Any moneys thus collected by Administrative Agent under this Section 5.3 shall be applied by Administrative Agent in accordance with the provisions of Section 5.2(k).
Section 5.4    Receiver.
After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Administrative Agent to obtain judgment for the principal of, or interest on, the Notes and the Loan Agreement and other sums required to be paid by Borrower pursuant to any provision of this Mortgage or of any nature in aid of the enforcement of the Notes, the Loan Agreement or of this Mortgage, Borrower will (a) waive the issuance and service of process and submit to a voluntary appearance in such action, suit or proceeding and (b) if required by Administrative Agent, consent to the appointment of a receiver or receivers of the Mortgaged

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Property or any part thereof and of all the earnings, revenues, rents, maintenance payments, issues, profits and income thereof in accordance with Section 5.10 hereof. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose the Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Administrative Agent, Administrative Agent shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Indebtedness, forthwith either before or after declaring the unpaid principal of the Notes and the Loan Agreement to be due and payable, to the appointment of such a receiver or receivers.
Section 5.5    Administrative Agent’s Possession.
Notwithstanding the appointment of any receiver, liquidator or trustee of Borrower or of any of its property, or of the Mortgaged Property or any part thereof, Administrative Agent shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.
Section 5.6    Remedies Cumulative.
No remedy herein conferred upon or reserved to Administrative Agent or the Lenders is intended to be exclusive of any other remedy or remedies which Administrative Agent or any Lender may be entitled to exercise against Borrower and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or in any other Loan Document or now or hereafter existing at law or in equity or by statute. In addition to the remedies herein expressly provided, Administrative Agent, for itself and for the benefit of the Lenders, shall be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness secured hereby and the enforcement of the covenants herein and the foreclosure of the liens and security interest granted hereby, and the resort to any remedy provided hereunder or provided by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies against Borrower. No delay or omission of Administrative Agent, for itself or for the benefit of the Lenders, to exercise any right or power shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given in this Mortgage or in any other Loan Document to Administrative Agent, for itself or for the benefit of the Lenders, may be exercised from time to time as often as may be deemed expedient by Administrative Agent. The resort to any remedy provided hereunder or in any other Loan Document or provided by law or at equity shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies against Borrower. By the acceptance of payment of principal of or interest on any of the Indebtedness after its due date, Administrative Agent does not waive the right either to require prompt payment when due of all other amounts secured hereby or to regard as an Event of Default the failure to pay any other such amounts. Nothing in the Mortgage, the Loan Agreement or in the Notes shall affect the obligations of Borrower to pay (i) the principal of, and interest on, the Notes and the Loan Agreement in the manner and at the time and place therein expressed or (ii) the other Indebtedness in the manner and at the time herein expressed.
Section 5.7    Agreement by Borrower.
Borrower will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage or any other Loan Document, or claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; and Borrower hereby expressly waives all benefit or advantage of any such law or laws and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Administrative Agent, either for itself or for the benefit of the Lenders, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Borrower, on behalf of itself and all who may claim under Borrower, waives, to the extent that it lawfully may, all right to have the Mortgaged Property or any part thereof marshaled upon any foreclosure hereof.

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Section 5.8    Use and Occupancy Payments.
Upon the foreclosure of this Mortgage, unless Borrower is legally entitled to continue possession of the Premises, Borrower agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its possession for such period (other than the use of a management office if the Administrative Agent has requested the continued services of one or both of the Managers, for which no use and occupancy payments will be payable) and, upon default of any such payment, will vacate and surrender possession of the Premises to Administrative Agent or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of the Premises for non-payment of rent, however designated. It is agreed that the fair and reasonable rental value for use and occupancy of the Premises may be difficult or impossible to ascertain; therefore, Borrower and Administrative Agent hereby agree that the fair and reasonable rental value shall in no event be less than an amount equal to the debt service on the Loan less any Net Operating Income generated by the Premises and paid to Administrative Agent. Any payments received by Administrative Agent shall be applied in accordance with Section 5.2(k) above.
Section 5.9    Administrative Agent’s Right to Purchase.
In case of any sale under the foregoing provisions of this Article V, whether made under the power of sale hereby given or pursuant to judicial proceedings, Administrative Agent, either for itself or for the benefit of the Lenders, may bid for and purchase any property, and may make payment therefor as hereinafter set forth, and, upon compliance with the terms of said sale, may hold, retain and dispose of such property without further accountability therefor. For the purpose of making settlement or payment for the property or properties purchased, Administrative Agent shall be entitled to use and apply such of the Indebtedness held by it and any accrued and unpaid interest thereon.
Section 5.10    Appointment of Receiver.
Upon application of Administrative Agent to any court of competent jurisdiction, if any Event of Default shall have occurred and so long as it shall be continuing, to the extent permitted by law, a receiver may be appointed to take possession of and to operate, maintain, develop and manage the Mortgaged Property or any part thereof. In every case when a receiver of the whole or any part of the Mortgaged Property shall be appointed under this Section 5.10 or otherwise, the net income and profits of the Mortgaged Property shall, subject to the order of any court of competent jurisdiction, be paid over to, and shall be received by, Administrative Agent to be applied as provided in Section 5.2(k) hereof.
Section 5.11    No Waiver.
Administrative Agent, for itself or for the benefit of the Lenders, may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of any of the Indebtedness secured hereby, in whole or in part, and in such portions and in such order as may seem best to Administrative Agent in its reasonable discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interest created by this Mortgage.
Section 5.12    Enforcement Expenses.
Except where inconsistent with any applicable laws, Borrower agrees that if any action or proceeding be commenced, including an action to foreclose this Mortgage or to collect the indebtedness hereby secured, to which action or proceeding Administrative Agent, either for itself or for the benefit of the Lenders, is made a party by reason of the execution of this Mortgage, the Loan Agreement or the Notes, or in which it becomes necessary to defend or uphold the lien of this Mortgage or to foreclose this Mortgage, all sums paid by Administrative Agent, either for itself or on behalf of the Lenders, for the expense of any litigation to prosecute or defend the transaction and the rights and liens created hereby or to foreclose this Mortgage (including reasonable attorneys’ fees) shall be paid by Borrower within ten (10) Business Days of Administrative Agent’s written demand, and if not so paid, shall then accrue interest thereon at the Default Rate. All such sums paid and the interest thereon shall be a lien upon the

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Mortgaged Property and shall be secured hereby as shall be all such sums incurred in connection with enforcement by Administrative Agent, either for itself or on behalf of the Lenders, of its rights hereunder or under any other Loan Document.
ARTICLE VI.

MISCELLANEOUS
Section 6.1Benefit of Mortgage.
All of the grants, covenants, terms, provisions and conditions of this Mortgage shall run with the land and shall apply to, bind and inure to the benefit of the successors and assigns of Borrower and the successors and assigns of Administrative Agent and the Lenders. All of the covenants and warranties made by Borrower in this Mortgage shall be joint and several. The term “Lenders” as used herein, shall be deemed to mean the holders from time to time of the Notes at the time outstanding. The term “Administrative Agent” as used herein, shall be deemed to mean the administrative agent designated pursuant to the Loan Agreement (and any modification or successor agreement thereto) and any successor administrative agent thereto.
Section 6.2    Savings Clause.
In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Administrative Agent, not affect any other provision of this Mortgage but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.
Section 6.3    Notices.
All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if given or served in accordance with Section 12.1 of the Loan Agreement.
Section 6.4    Default Rate.
The Default Rate shall commence to accrue upon the occurrence of any Event of Default and shall continue to accrue and be paid on any amount to which the Default Rate is applied until said amount is paid in full.
Section 6.5    Substitute Mortgages.
Borrower shall, upon Administrative Agent’s request, execute such documents as may be reasonably necessary in order to effectuate the modification of this Mortgage, including the execution of substitute mortgages, so as to create two or more liens on the Mortgaged Property in such amounts as may be required by Administrative Agent but in no event to exceed, in the aggregate, the Mortgage Amount, provided that the foregoing shall be at no cost or expense to Borrower (other than to a de minimis degree) and shall not result in any increase in Borrower’s liabilities or obligations, or any decrease in Borrower’s rights, under this Mortgage and the other Loan Documents.
Section 6.6    No Merger of Mortgage.
Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the fee and/or leasehold estates in the Premises encumbered by this Mortgage shall become vested in the same person or entity, this Mortgage shall not merge in said title but shall continue to be and remain a valid and subsisting lien on said estates in the Premises for the amount secured hereby.

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Section 6.7    No Change etc.
Neither this Mortgage nor any provision hereof may be changed, waived, discharged or terminated, except by an instrument in writing, signed by Administrative Agent and Borrower.
Section 6.8    Security Agreement.
This Mortgage shall be deemed to be a security agreement pursuant to the Uniform Commercial Code of the State of New York.
Section 6.9    No Credits.
Borrower will not claim or demand or be entitled to receive any credit or credits on the principal indebtedness to secure payment thereon, for so much of the taxes assessed against the Mortgaged Property as is equal to the tax rate applied to the principal indebtedness due on this Mortgage or any part thereof and no deduction shall be claimed from the taxable value of the Mortgaged Property by reason of this Mortgage.
Section 6.10    No Waiver by Administrative Agent.
All options and rights of election herein provided Administrative Agent, for the benefit of Lenders, are continuing, and the failure to exercise any such option or right of election upon a particular default or breach or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option or election at any later date. By the acceptance of payment of principal or interest after its due date, neither Administrative Agent nor the Lenders waives the right either to require prompt payment when due of all other amounts secured hereby or to regard as a Event of Default the failure to pay any other such amounts. No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time. All grants, covenants, terms and conditions hereof shall bind Borrower and all successive owners of the Premises.
Section 6.11    Reserved.
Section 6.12     Headings Descriptive.
The headings of the several sections and subsections of this Mortgage are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Mortgage.
Section 6.13    Binding Agreement.
This Mortgage shall be binding upon, and inure to the benefit of, the successors, heirs, executors, administrators and assigns of the respective parties hereto.
Section 6.14    Effect of Partial Release.
No release of any part of the Mortgaged Property or of any other property conveyed to secured the Obligations secured hereby shall in any way alter, vary or diminish the force, effect or lien or security interest of this Mortgage on the Mortgaged Property or portion thereof remaining subject to the lien and security interest created hereby.
Section 6.15    Incorporation of Terms of the Loan Agreement.
The following terms of the Loan Agreement are hereby incorporated by reference as if fully set forth herein: Sections 9.5 (Taxes on Security), 12.3 (Limitation on Interest), 12.9 (Successors and/or Assigns), 12.18

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(Survival), 12.19 (Waiver of Trial by Jury), 12.20 (Governing Law), 12.22 (Counterparts), 12.25 (Right of Setoff), 12.28 (Waiver of Special Damages), 12.29 (USA Patriot Act), and 12.30 (Assignment of Notes and Mortgages).
Section 6.16    No Third Party Beneficiaries.
This Mortgage shall not run to the benefit of any person or entity other than to Administrative Agent and the Lenders and each of their successors and assigns.
Section 6.17    Section 254 of Real Property Law.
All covenants hereof, other than those included in the New York statutory form of mortgage, shall be construed as affording to Administrative Agent, for itself and for the benefit of the Lenders, rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.
Section 6.18    Section 13 Lien Law Covenant.
In compliance with Section 13 of the Lien Law, Borrower agrees that it will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purposes of paying the cost of the Improvements, and Borrower will apply the same first to the payment of such costs before using any part of the same for any other purpose.
Section 6.19    No Residential Dwelling Units.
This Mortgage does not cover real property principally improved or to be improved by one or more structures containing residential dwelling units.
(Balance of page left intentionally blank; signature page follows.)

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IN WITNESS WHEREOF, this Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing has been duly executed by Borrower and Administrative Agent as of the day and year first above written.

731 RETAIL ONE LLC,
a Delaware limited liability company,
By:     731 Commercial LLC,
a Delaware limited liability company
its sole member

By: 731 Commercial Holding LLC,
                        a Delaware limited liability company,
                         its sole member

By:     Alexander’s Inc.,
                             a Delaware corporation,
                             its sole member

    By: /s/ Alan J. Rice
Name: Alan J. Rice
     Title: Secretary

731 COMMERCIAL LLC,
a Delaware limited liability company,
By:     731 Commercial Holding LLC,
a Delaware limited liability company,
its sole member

    By: Alexander’s Inc.,
                             a Delaware corporation,
                             its sole member

     By: /s/ Alan J. Rice
Name: Alan J. Rice
         Title: Secretary

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STATE OF NEW YORK        )
                ) ss.:
COUNTY OF NEW YORK    )

On the 24th day of August in the year 2020 before me, the undersigned, a notary public in and for said State, personally appeared Alan J. Rice personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                /s/ Mary C Ferreira
                     Notary Public

MARY C FERREIRA
Notary Public - State of New York
Qualified in New York County
Commission Expires Jun 17, 2023

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JPMORGAN CHASE BANK, N.A.,
                    as Administrative Agent for the benefit of the Lenders

            By: /s/ Natalya M. Robles
Name: Natalya M. Robles
            Title: Executive Director

2
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STATE OF NEW JERSEY    )
                ) ss.:
COUNTY OF BERGEN        )

On the 19 day of August in the year 2020 before me, the undersigned, a notary public in and for said State, personally appeared Natalya M. Robles personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                /s/ Jessica Jimenez
                     Notary Public

JESSICA JIMENEZ
Notary Public, State of New Jersey
Commission Expires February 18, 2025
3
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EXHIBIT A
LEGAL DESCRIPTION OF THE PREMISES
Parcel 1 - Lot No. 1001:

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the Street Number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Retail Unit 1" in the Declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003 and recorded in the New York County Office of the Register of the City of New York (the "City Register's Office") on February 3, 2004 under CRFN 2004000064392, as amended by Amended and Restated Declaration recorded 3/9/2005 under CRFN 2005000139245 and also designated as Tax Lot 1001 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said Building, certified by Peter Claman, Registered Architect on January 29, 2004 and filed in the Real Property Assessment Department of the City of New York on January 30, 2004, as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 under CRFN 2004000064393.

TOGETHER with an undivided 12.5492% percentage interest in the General Common Elements (as such terms is defined in the Declaration).

The premises within which the Unit is located is more particularly described as:

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly along the westerly side of Third Avenue, 200 feet 10 inches to the northerly side of East 58th Street;

THENCE westerly along the northerly side of East 58th Street, 420 feet to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200 feet 10 inches to the southerly side of East 59th Street;

THENCE easterly along the southerly side of East 59th Street, 420 feet to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the Easements set forth in the Deed made by Seven Thirty One Limited Partnership to 59th Street Corporation, dated as of August 1, 2001 and recorded on August 8, 2001 in Reel 3339 Page 1100.

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Parcel 2 - Lot No. 1209:

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the Street Number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Retail Unit 2" in the Declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003 and recorded in the New York County Office of the Register of the City of New York (the "City Register's Office") on February 3, 2004 under CRFN 2004000064392, as amended by Amended and Restated Declaration recorded 3/9/2005 under CRFN 2005000139245 and also designated as Tax Lot 1209 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said Building, certified by Peter Claman, Registered Architect on January 29, 2004 and filed in the Real Property Assessment Department of the City of New York on January 30, 2004, as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 under CRFN 2004000064393.

TOGETHER with an undivided 0.7402% percentage interest in the General Common Elements (as such terms is defined in the Declaration).

The premises within which the Unit is located is more particularly described as:

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly along the westerly side of Third Avenue, 200 feet 10 inches to the northerly side of East 58th Street;

THENCE westerly along the northerly side of East 58th Street, 420 feet to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200 feet 10 inches to the southerly side of East 59th Street;

THENCE easterly along the southerly side of East 59th Street, 420 feet to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the Easements set forth in the Deed made by Seven Thirty One Limited Partnership to 59th Street Corporation, dated as of August 1, 2001 and recorded on August 8, 2001 in Reel 3339 Page 1100.

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EXHIBIT B

EXISTING MORTGAGE

1.Mortgage #1: Mortgage, Assignment of Leases and Security Agreement dated as of March 15, 1995 and made by Seven Thirty One Limited Partnership and Alexander’s Department Stores of Lexington Avenue, Inc., as mortgagor, to First Fidelity Bank (NA), as mortgagee, in the principal amount of $30,000,000.00, and recorded the Office of the City Register of New York on March 20, 1995 in Reel 2192 at Page 1291. (Mortgage Tax Paid: Exempt by virtue of Order of the Bankruptcy Court, Case No. 92B42704(CB) through 92B42720(CB). Said instrument affects Block 1313 Lots 40, 42, 43 and 50 (Lots 42, 43 and 50 were subsequently merged into Lot 40).
(a)Mortgage Modification and Extension Agreement dated as of March 15, 1998 and made between Seven Thirty One Limited Partnership, and Alexander’s Department Stores of Lexington Avenue, Inc., as mortgagor, and First Union National Bank (formerly known as Fidelity Bank, N.A.), as mortgagee, which instrument modifies and extends Mortgage #1, as recorded in the Office of the City Register of New York on February 16, 1999 in Reel 2819 at Page 1988.
(b)Note and Mortgage Modification and Severance Agreement dated as of June 18, 1998 and made by and between Alexander’s of Fordham Road Inc., Alexander’s Inc., Alexander’s of Third Avenue Inc., Alexander’s Rego Park Center, Inc., Alexander’s of Rego Park II, Inc., Alexander’s of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander’s Department Stores of Lexington Avenue, Inc., Alexander’s of Brooklyn, Inc., and Alexander’s Department Stores of New Jersey Inc., as mortgagor, First Union National Bank (formerly known as Fidelity Bank, National Association), as mortgagee, as recorded in the Office of the City Register of New York on September 10, 1998 in Reel 2703 at Page 1797. Said instrument severs from Mortgage #1 the following lien:
(i)A $10,000,000.00 portion of the loan to be secured by Mortgage dated 3/15/1995 made by Alexanders Inc. to First Fidelity Bank, National Association in the amount of $30,000,000.00 and recorded 3/17/1995 in Reel 3481 Page 1507.
(c)Mortgage Modification and Extension Agreement dated as of March 29, 1999 and made by and between Alexander’s of Fordham Road Inc., Alexander’s Inc., Alexander’s of Third Avenue Inc., Alexander’s Rego Park Center, Inc., Alexander’s of Rego Park II, Inc., Alexander’s of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander’s Department Stores of Lexington Avenue, Inc., Alexander’s of Brooklyn, Inc., and Alexander’s Department Stores of New Jersey Inc., as mortgagor, and First Union National Bank (formerly known as Fidelity Bank, National Association), as mortgagee, as recorded in the Office of the City Register of New York on April 20, 1999 in Reel 2859 at Page 174. Said instrument modifies and extends Mortgage #1.
(d)Mortgage Modification and Extension Agreement dated as of April 14, 2000 and made by and between Alexander’s of Fordham Road, Inc., Alexander’s Inc., Alexander’s of Third Avenue, Inc., Alexander’s of Rego Park II, Inc., Alexander’s of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander’s Department Stores of Lexington Avenue, Inc., and Alexander’s Department Stores of New Jersey, Inc., as mortgagor, and First Union National Bank (formerly known as First Fidelity Bank), as mortgagee, as

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recorded in the Office of the City Register of New York on April 3, 2001 in Reel 3265 at Page 1882. Said instrument modifies and extends Mortgage #1.
(e)Mortgage Modification and Extension Agreement dated as of April 27, 2001 and made by and between Alexander’s Inc., Alexander’s of Third Avenue, Inc., Alexander’s of Rego Park II, Inc., Alexander’s of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander’s Department Stores of Lexington Avenue, Inc., and Alexander’s Department Stores of New Jersey, Inc., as mortgagor, and First Union National Bank (formerly known as First Fidelity Bank, National Association), as mortgagee, as recorded in the Office of the City Register of New York on May 21, 2001 in Reel 3291 at Page 1269. Said instrument modifies and extends Mortgage #1.
(f)Mortgage Modification and Extension Agreement dated as of March 15, 2002 and made by and between Alexander’s Inc., Alexander’s of Third Avenue, Inc., Alexander’s of Rego Park II, Inc., Alexander’s of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander’s Department Stores of Lexington Avenue, Inc., and 59th Street Corporation, as mortgagor, and First Union National Bank (formerly known as First Fidelity Bank, National Association), as mortgagee, as recorded in the Office of the City Register of New York on June 24, 2002 in Reel 3545 at Page 2045. Said instrument modifies and extends Mortgage #1.
(g)Assignment of Mortgage dated June 24, 2002 made by Wachovia Bank, National Association (f/k/a First Union National Bank, f/k/a First Fidelity Bank, National Association), as assignor, to Bayerische Hypo-Und Vereinsbank, AG, New York Branch as Agent, as assignee, as recorded in the Office of the City Register of New York on September 25, 2002 in in Reel 3617 at Page 2001. Said instrument assigns Mortgage #1.
2.Mortgage #2: Mortgage dated as of March 15, 1995 made by Seven Thirty One Limited Partnership and Alexander’s Department Stores of Lexington Avenue, Inc., as mortgagor, to Vornado Lending Corp., as mortgagee, in the principal amount of $45,000,000, as recorded in the Office of the City Register of New York on March 22, 1995 in Reel 2193 at Page 966. (Mortgage Tax Paid: Exempt by virtue of Order of Bankruptcy Court, Case No. 92B42704(CB) through 92B42720(CB). Said instrument affects Block 1313 Lots 40, 42, 43 and 50 (Lots 42, 43 and 50 were subsequently merged into Lot 40).
(a)Mortgage Modification and Extension Agreement dated as of March 15, 1998 and made by and between Seven Thirty One Limited Partnership, and Alexander’s Department Stores of Lexington Avenue, Inc., as mortgagor, and Vornado Lending LLC (formerly known as Vornado Lending Corp.), as mortgagee, as recorded in the Office of the City Register of New York on February 16, 1999 in Reel 2819 at Page 1998. Said instrument modifies and extends Mortgage #2.
(b)Second Mortgage Modification and Extension Agreement dated as of March 29, 1999 and made by and between Seven Thirty One Limited Partnership, and Alexander’s Department Stores of Lexington Avenue, Inc., as mortgagor, and Vornado Lending LLC (formerly known as Vornado Lending Corp.), as mortgagee, as recorded in the Office of the City Register of New York on April 20, 1999 in Reel 2859 at Page 251. Said instrument modifies and extends Mortgage #2.
(c)Third Mortgage Modification and Extension Agreement dated as of March 15, 2000 and made by and between Seven Thirty One Limited Partnership and Alexander’s Department Stores of Lexington Avenue, Inc., as mortgagor, and Vornado Lending

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L.L.C. (formerly known as Vornado Lending Corp.), as mortgagee, as recorded in the Office of the City Register of New York on January 11, 2001 in Reel 3220 at Page 2176. Said instrument modifies and extends Mortgage #2.
(d)Assignment of Mortgage dated as of June 24, 2002 made by Vornado Lending, L.L.C. (f/k/a Vornado Lending Corp.), as assignor, to Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as Agent, as mortgagee, dated 6/24/2002, as recorded in the Office of the City Register of New York on September 25, 2002 in Reel 3617 at Page 2007. Said instrument assigns Mortgage #2.
3.Mortgage #3: Gap Mortgage dated as of July 3, 2002 and made by 731 Commercial LLC and 731 Residential LLC, as mortgagor, to Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as Agent, as mortgagee, in the principal amount of $500,000.00, as recorded in the Office of the City Register of New York on 9/25/2002 in Reel 3617 at Page 2013. (Mortgage Tax Paid: $13,750.00). Said instrument affects Block 1313 Lot 40.
(a)Consolidation of Mortgages 1, 2 & 3: Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement (Series No. 1) dated as of July 3, 2002 and made by and between 731 Commercial LLC and 731 Residential LLC, as mortgagor, and Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as mortgagee, as recorded in the Office of the City Register of New York on September 25, 2002 in Reel 3617 at Page 2024. Said instrument consolidates Mortgage #1, Mortgage #2 and Mortgage #3 into a single lien of $55,500,000.00.
4.Mortgage #4: Mortgage dated as of March 5, 2003 made by 731 Commercial LLC and 731 Residential LLC, as mortgagor, to Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as mortgagee, in the principal amount of $159,500,000.00, as recorded in the Office of the City Register of New York on May 1, 2003 at CRFN 2003000112521. (Mortgage Tax Paid: $4,386,250). Said instrument affects Block 1313 Lot 40.
(a)Consolidation of Mortgages 1, 2, 3 & 4: Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement dated as of March 5, 2003 made by and between 731 Commercial LLC and 731 Residential LLC, as mortgagor, and Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as mortgagee, as recorded in the Office of the City Register of New York on May 1, 2003 at CRFN 2003000112522. Said instrument consolidates Mortgage #1, Mortgage #2, Mortgage #3 and Mortgage #4 into a single lien of $215,000,000.00.
(b)Assignment of Mortgage dated as of December 4, 2003 made by and between Bayerische Hypo-Und Vereinsbank Ag, New York Branch, as Agent, as assignor, to Hypo Real Estate Capital Corporation, as assignee, as recorded in the Office of the City Register of New York on March 16, 2004 at CRFN 2004000158503. Said instrument assigns Mortgage #1, Mortgage #2, Mortgage #3 and Mortgage #4, as consolidated by Consolidation of Mortgages 1, 2, 3 & 4.
(c)Note and Mortgage Modification and Severance Agreement dated as of February 13, 2004 made by and between 731 Commercial LLC and 731 Residential LLC, as mortgagor, and Hypo Real Estate Capital Corporation, as Agent, as mortgagee, as recorded in the Office of the City Register of New York on November 24, 2004 at CRFN 2004000725900. Said mortgage splits Mortgage #1, Mortgage #2, Mortgage #3 and Mortgage #4, as consolidated by Consolidation of Mortgages 1, 2, 3 & 4, into two separate liens as follows:

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(i)Substitute Mortgage #1: Substitute Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement dated as of February 13, 2004 and made by 731 Commercial LLC and 731 Residential LLC, as mortgagor, to Hypo Real Estate Capital Corporation, as mortgagee, in the principal amount of $90,000,000, as recorded in the Office of the City Register of New York on November 24, 2004 at CRFN 2004000725901 (Mortgage Tax Paid: $0.00). Said instrument represents a portion of the lien of Mortgage #1, Mortgage #2, Mortgage #3 and Mortgage #4, as consolidated by Consolidation of Mortgages 1, 2, 3 & 4, in the reduced principal amount of $90,000,000, and serves as a partial substitute for said Mortgage #1, Mortgage #2, Mortgage #3 and Mortgage #4, as consolidated by Consolidation of Mortgages 1, 2, 3 & 4. Said instrument affects Block 1313 Lots 1001, 1002, 1003, and 1004, which Lots were created from Lot 40 by the. Declaration recorded on February 3, 2004 under CRFN 2004000064392.
The lien of Substitute Mortgage #1 has been released as to Lots 1002 and 1003 by virtue of the following instrument:
Partial Release of Lien of Mortgage Premises dated as of 2/13/2004 by Hypo Real Estate Capital Corporation, as releasor, to 731 Commercial LLC and 731 Residential LLC, as releasee, as recorded in the Office of the City Register of New York on 11/24/2004 at CRFN 2004000725917. Said instrument released Block 1313 Lots 1002 and 1003 from the lien of Substitute Mortgage #1.
The lien of Substitute Mortgage #1 has been released as to Lot 1004 (and the other units created from Lot 1004 by the Amended and Restated Declaration recorded on 3/9/2005 at CRFN 2005000139245) by virtue of the following instrument:
Partial Release of Lien of Mortgage Premises No. 1 dated as of 2/13/2004 by Hypo Real Estate Capital Corporation, as releasor, to 731 Commercial LLC, as releasee, as recorded in the Office of the City Register of New York on 8/2/2005 at CRFN 2005000432038.
Said Substitute Mortgage #1 has been assigned by virtue of:
Assignment of Mortgage dated as of June 30, 2005 and made by Hypo Real Estate Capital Corporation, as assignor, to Archon Financial, L.P., as assignee, as recorded in the Office of the City Register of New York on 8/2/2005 at CRFN 2005000432042. Said Instrument assigns Substitute Mortgage #1 and affects Block 1313 Lot 1001.
(ii)Substitute Mortgage #2: Substitute Subordinate Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement dated as of February 13, 2004 and made by 731 Commercial LLC and 731 Residential LLC, as mortgagor, to Hypo Real Estate Capital Corporation, as mortgagee, in the principal amount of $125,000,000, as recorded in the Office of the City Register of New York on 11/24/2004 at CRFN 2004000725903 (Mortgage Tax Paid: $0.00). Said instrument affects Block 1313 Lots 1001, 1002, 1003, and 1004.
The lien of Substitute Mortgage #2 has been released as to Block 1313 Lot 1001 by virtue of the following instrument:
Partial Release of Lien of Mortgage Premises No. 1 dated as of February 13, 2004 by Hypo Real Estate Capital Corporation, as releasor, to 731 Commercial LLC and 731 Residential

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LLC, as releasee, as recorded in the Office of the City Register of New York on November 24, 2004 at CRFN 2004000725904. Said instrument released Block 1313 Lot 1001 from the lien of Substitute Mortgage #2.
5.Mortgage #5: Gap Mortgage dated as of July 6, 2005 and made by 731 Retail One LLC, as mortgagor, to Archon Financial, L.P., as mortgagee, in the principal amount of $230,000,000, as recorded in the Office of the City Register of New York on August 2, 2005 at CRFN 2005000432043 (Mortgage Tax Paid: $6,440,000). Said instrument affects Block 1313 Lot 1001.
(a)Consolidation of Substitute Mortgage 1 and Mortgage 5: Amended, Restated and Consolidated Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of July 6, 2005 and made by and between 731 Retail One, as mortgagor, and Archon Financial, L.P., as mortgagee, as recorded in the Office of the City Register of New York on 8/2/2005 at CRFN 2005000432044. Said instrument consolidates the liens of Substitute Mortgage #1 and Mortgage #5 into a single lien of $320,000,000.00. (Mortgage Tax Paid: $0.00).
(i)Assignment of Mortgage made by Archon Financial, L.P. -to- Goldman Sachs Mortgage Company, dated as of 7/6/2005 and recorded on 8/2/2005 under CRFN 2005000432046. Assigns Substitute Mortgage #1 and Mortgage #5, as consolidated.
(ii)Assignment of Mortgage made by Goldman Sachs Mortgage Company to LaSalle Bank National Association as trustee for the registered holders of Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2005-GG5, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5, dated as of 11/20/2007 and recorded on 8/20/2007 under CRFN 2007000429552. Assigns Substitute Mortgage #1 and Mortgage #5, as consolidated.
(iii)Assignment of Amended, Restated and Consolidated Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits made by U.S. Bank N.A., as Trustee, as successor-in-interest to Bank of America, N.A., successor by merger to LaSalle Bank N.A, in its capacity as trustee for the registered holders of Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2005-GG5, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5 to JPMorgan Chase Bank, N.A., dated 8/3/2015 as recorded in the Office of the City Register of New York on October 1, 2015 at CRFN 2015000350947.
6.Mortgage #6: Mortgage dated as of August 5, 2015 made by 731 Retail One LLC and 731 Commercial LLC, as mortgagor, to JPMorgan Chase Bank, N.A., as Administrative Agent, as mortgagee, in the principal amount of $30,000,000, as recorded in the Office of the City Register of New York on October 1, 2015 at CRFN 2015000350948 (Mortgage Tax Paid: $840,000). Said instrument affects Block 1313 Lots 1001 and 1209.
(A)    Consolidation of Substitute Mortgage 1 and Mortgages 5 & 6: Consolidation, Modification and Extension Agreement dated as of August 5, 2015 made by 731 Retail One LLC and 73I Commercial LLC, as mortgagor, to JPMorgan Chase Bank, N.A., as Administrative Agent, as mortgagee, as recorded in the Office of the City Register of New York on October 1, 2015 at CRFN 2015000350949. Said instrument consolidates the liens of Substitute Mortgage #1, Mortgage #5 and Mortgage #6 into a single lien of

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$350,000,000 and spreads the lien of said instruments, as consolidated, to Block 1313 Lot 1209. (Mortgage Tax Paid: $Exempt).

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